UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 15, 2012

OMNITEK ENGINEERING CORP.

(Exact name of Registrant as specified in its charter)

California

(State or Other Jurisdiction of Incorporation)

000-53955	33-0984450
(Commission File Number)	(IRS Employer Identification No.)

1945 S. Rancho Santa Fe Road, San Marcos, California 92078

 (Address of principal executive offices, Zip Code)

(760) 591-0089

 (Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .   Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .   Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 15, 2012, Omnitek Engineering Corp. (the “Company”) entered into a Revolving Line of Credit Agreement (the “Credit Agreement”) with Chachas Land Co., Inc., a Nevada Corporation (the “Lender”). Under the terms of the Credit Agreement, the Company may borrow, from time to time, up to the principal amount of $50,000, for an initial term of six months which can be extended for an additional six months at the option of the Company pursuant to the terms of the Credit Agreement. The annual interest rate of the Credit Line is 9% with interest paid monthly on the then outstanding balance. The Credit Line is evidenced by a Revolving Line of Credit Note (“Note”).  The Credit Agreement and Note are secured pursuant to the terms of a Stock Pledge Agreement, by common stock of the Company equal to two times the outstanding unpaid principal and accrued interest at any time, with the initial pledge of 100,000 shares of common stock of the Company.  The Credit Agreement, Note and Stock Pledge Agreement contain customary events of default, including, among others, non-payment of principal and interest and in the event the Company is involved in certain insolvency proceedings. In the event of a default, all of the obligations of the Company under the Credit Line may be declared immediately due and payable.

A copy of the Credit Agreement, Note, and Stock Pledge Agreement are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference. The foregoing description of the Credit Agreement, Note and Stock Ledger Agreement is qualified in its entirety by reference to the full text of such agreements.

Item 2.03 Creation of a Direct Financial Obligation

The disclosure in “Item 1.01 Entry into a Material Definitive Agreement" is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

Concurrently with the execution of the Credit Agreement, Note and Stock Pledge Agreement, as set forth in Item 1.01 above, and as a financial accommodation for the extension of credit to the Company, the Company issued a Warrant to the Lender to purchase 5,000 shares of its common stock at an exercise price of $2.68 per share.  The Warrant is exercisable for a period of five years expiring on February 15, 2017. No underwriters were used. The securities were issued pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933. The entity receiving the common stock was intimately acquainted with the Company’s business plan and proposed activities at the time of issuance, and possessed information on the Company necessary to make an informed investment decision.  A copy of the Warrant is filed herein as Exhibit 10.4 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full extent of the Warrant.

Item 9.01 Financial Statements and Exhibits

Exhibit

Number

Description

10.1

Revolving Line of Credit Agreement dated February 15, 2012

10.2

Revolving Line of Credit Note dated February 15, 2012

10.3

Stock Pledge Agreement dated February 15, 2012

10.4

Warrant dated February 15, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNITEK ENGINEERING CORP.

Date:

February 17, 2012

/s/ Werner Funk

By: Werner Funk

Its:  President